UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.       )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

PROGYNY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

www.investorvote.com/PGNY Step 1: Go to www.investorvote.com/PGNY. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Online Go to www.investorvote.com/PGNY or scan the QR code — login details are located in the shaded bar below. The Sample Company Stockholder Meeting Notice 03M0KB + + Important Notice Regarding the Availability of Proxy Materials for the Progyny, Inc. Stockholder Meeting to be Held on May 25, 2022. Under Securities and Exchange Commission rules, you are receiving this notice that the Notice, Proxy Statement and Form 10-K for the 2022 Annual Meeting of Stockholders are available on the Internet at www.edocumentview/PGNY. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 15, 2022 to facilitate timely delivery. 2NOT Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. Votes submitted before the meeting must be received by 11:59 p.m., EST, on Tuesday May 24, 2022.

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/PGNY. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Progyny Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 15, 2022. Progyny's Annual Meeting of Stockholders will be held on May 25, 2022 at 3:00 p.m. Eastern Time. The Company will be hosting the Annual Meeting live via the Internet, at https://edge.media-server.com/mmc/p/n28rff8k. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all of the nominees listed under Proposal 1: 1. Election of Directors: 01 – Dr. Fred Cohen 02 – Dr. Norman Payson 03 – Dr. Beth Seidenberg The Board of Directors recommends a vote FOR Proposal 2: 2. Proposal - To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 The Board of Directors recommends a vote FOR Proposal 3: 3. Proposal - To approve, on a non-binding advisory basis, the compensation of Progyny, Inc.'s named executive officers PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Stockholder Meeting Notice